MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST  Two World Trade Center,
LETTER TO THE SHAREHOLDERS March 31, 2001               New York, New York 10048

DEAR SHAREHOLDER:

The fixed-income markets rallied during the 12-month period ended March 31, 2001. Long-term U.S. Treasury yields declined, initially because the federal budget surplus led the Treasury to cut its supply of securities, then later in response to signs of slower economic growth. Long-term municipal yields also trended down during the period.

At the beginning of the fiscal year, the U.S. economy was continuing to register solid growth. Unemployment fell below 4 percent, energy prices reached levels not seen since the Gulf War and the Federal Reserve Board implemented its third rate hike of the year. This raised the federal funds rate to a nine-year high of 6.50 percent in May 2000. Starting in the second half of 2000, however, both the household and business sectors of the economy slowed considerably. Stock market volatility increased and many equity investments declined. Earlier fears about inflation were replaced by concerns over weakening asset prices. The change in market psychology was reinforced in December when comments by Federal Reserve Board Chairman Alan Greenspan signaled a more accommodative monetary policy. These comments sparked a strong rally in the fixed-income markets that lowered interest rates across the yield curve. The markets' reaction was confirmed by two 50-basis-point reductions in the federal funds rate in January 2001 and an additional 50-basis-point cut in March. Subsequent to the end of the reporting period, in April the Fed made another 50-basis-point cut.


MUNICIPAL MARKET CONDITIONS

During the first quarter of 2001, intermediate-term yields, as measured by 10-year AA-rated general obligation bonds, stabilized near 4.40 percent. This level was nearly 100 basis points lower than it was one year earlier. Bond prices appreciated, moving inversely to changes in interest rates. The yield spread between AAA-rated general obligation bonds and lower-rated BBB-rated bonds widened during this time period. (A widening spread means that higher-rated bonds have outperformed lower-rated ones.)

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS March 31, 2001, continued

The ratio of municipal yields to Treasury yields has historically been used as a measure of relative value. A declining ratio means that municipals have outperformed Treasuries. Conversely, a rising ratio indicates underperformance. At the end of March, the 10-year ratio was 89 percent, having ranged between 96 percent and 74 percent during the previous five years.

Lower interest rates have led to a resurgence in new-issue supply. In the first three months of this year, volume increased 44 percent, to $58 billion. For calendar year 2000, total new-issue volume was $200 billion.

The impact of lower taxes on municipal securities has again become an issue with the election of George W. Bush as president. Although the prospect of lower tax rates has created uncertainty, the taxable-equivalent yields of municipals remain attractive for investors in the proposed top tax brackets. Additionally, tax-exempt bonds have performed well following the passage of previous tax-reform bills.

[GRAPHIC OMITTED]

                         10-YEAR BOND YIELDS 1995-2001

Date              AAA Ins          Tsy         % Relationship
----              -------          ---         --------------
12/30/94            5.92           7.82           75.70%
01/31/95            5.73           7.58           75.59%
02/28/95            5.42           7.20           75.28%
03/31/95            5.34           7.20           74.17%
04/28/95            5.37           7.05           76.17%
05/31/95            5.06           6.28           80.57%
06/30/95            5.17           6.20           83.39%
07/31/95            5.06           6.43           78.69%
08/31/95            4.96           6.28           78.98%
09/29/95            4.90           6.18           79.29%
10/31/95            4.83           6.02           80.23%
11/30/95            4.75           5.74           82.75%
12/29/95            4.74           5.57           85.10%
01/31/96            4.69           5.58           84.05%
02/29/96            4.71           6.10           77.21%
03/29/96            5.02           6.33           79.30%
04/30/96            5.11           6.67           76.61%
05/31/96            5.24           6.85           76.50%
06/28/96            5.21           6.71           77.65%
07/31/96            5.16           6.79           75.99%
08/30/96            5.17           6.94           74.50%
09/30/96            5.08           6.70           75.82%
10/31/96            5.00           6.34           78.86%
11/29/96            4.79           6.04           79.30%
12/31/96            4.88           6.42           76.01%
01/31/97            5.04           6.49           77.66%
02/28/97            4.96           6.55           75.73%
03/31/97            5.17           6.90           74.93%
04/30/97            5.16           6.72           76.79%
05/30/97            5.01           6.66           75.23%
06/30/97            4.92           6.50           75.69%
07/30/97            4.61           6.01           76.71%
08/31/97            4.83           6.34           76.18%
09/30/97            4.70           6.10           77.05%
10/31/97            4.64           5.83           79.59%
11/30/97            4.69           5.87           79.90%
12/31/97            4.52           5.74           78.75%
01/31/98            4.42           5.51           80.22%
02/28/98            4.45           5.62           79.18%
03/31/98            4.55           5.65           80.53%
04/30/98            4.65           5.67           82.01%
05/29/98            4.55           5.55           81.98%
06/30/98            4.50           5.45           82.57%
07/31/98            4.54           5.49           82.70%
08/31/98            4.39           4.98           88.15%
09/30/98            4.25           4.42           96.15%
10/31/98            4.24           4.61           92.07%
11/30/98            4.29           4.71           91.01%
12/31/98            4.24           4.65           91.22%
01/31/99            4.13           4.65           88.80%
02/28/99            4.23           5.29           80.01%
03/31/99            4.34           5.24           82.79%
04/30/99            4.37           5.35           81.68%
05/31/99            4.54           5.62           80.78%
06/30/99            4.88           5.78           84.43%
07/31/99            4.84           5.90           82.03%
08/31/99            5.00           5.97           83.75%
09/30/99            4.99           5.88           84.86%
10/31/99            5.20           6.02           86.32%
11/30/99            5.05           6.19           81.57%
12/31/99            5.18           6.44           80.41%
01/31/00            5.37           6.67           80.57%
02/29/00            5.30           6.41           82.70%
03/31/00            5.12           6.00           85.28%
04/30/00            5.20           6.21           83.71%
05/31/00            5.43           6.27           86.58%
06/30/00            5.17           6.03           85.72%
07/31/00            5.02           6.03           83.24%
08/31/00            4.82           5.73           84.19%
09/30/00            4.91           5.80           84.64%
10/31/00            4.83           5.75           84.00%
11/30/00            4.81           5.47           87.97%
12/31/00            4.58           5.11           89.59%
01/31/01            4.42           5.11           86.43%
02/28/01            4.42           4.90           90.28%
03/31/01            4.40           4.92           89.49%

U.S. Treasury Yields

Municipal Yields*

Municipal Yields/U.S. Treasury Yields (Ratio)

Source: Bloomberg L.P.
*Double "A"-rated General Obligation Bonds

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS March 31, 2001, continued

PERFORMANCE

For the 12-month period ended March 31, 2001, Morgan Stanley Dean Witter Limited Term Municipal Trust posted a total return of 8.14 percent, compared to
10.76 percent for the Lehman Brothers Municipal Bond Index (10-Year). Tax-free dividends totaling approximately $0.38 per share were paid during the period and the Fund's net asset value increased from $9.96 to $10.37 per share. The accompanying chart compares the Fund's performance to that of the Lehman index.



PORTFOLIO STRUCTURE

As of March 31, 2001, the portfolio was diversified among 11 specific municipal sectors and 31 separate issuers. The portfolio's average maturity was 5 years and its duration, a measure of sensitivity to interest-rate changes, was 3.4 years. Bonds subject to the alternative minimum tax (AMT) accounted for 13 percent of net assets. The portfolio maintained high quality, with more than 85% of its bonds rated AA or AAA as measured by Standard & Poor's Corp. and/or Moody's Investors Service, Inc. The accompanying charts provide current information on the portfolio's credit quality, maturity distribution and sector concentrations.


LOOKING AHEAD

The Federal Reserve Board's recent actions to lower interest rates have, in our view, caused the bond market to anticipate further rate cuts this year, creating a favorable environment for fixed-income investment. We continue to believe that municipal bonds offer tax-conscious investors good long-term value.

We appreciate your ongoing support of Morgan Stanley Dean Witter Limited Term Municipal Trust and look forward to continuing to serve your investment needs.



Very truly yours,

/s/ Charles A. Fiumefreddo                       /s/ Mitchell M. Merin
--------------------------                       ---------------------
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS March 31, 2001, continued

[GRAPHIC OMITTED]

LARGEST SECTORS AS OF MARCH 31, 2001
(% OF NET ASSETS)

Category
--------
Transportation                16%
General Obligation            12%
Electric                      12%
Refunded                      12%
Water & Sewer                  8%
IDR/PCR*                       6%



*INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[GRAPHIC OMITTED]

CREDIT RATINGS AS OF MARCH 31, 2001
(% OF TOTAL LONG-TERM PORTFOLIO)

Ratings
Moody's/S&P
-----------
Aaa/AAA         55%

 Aa/AA          31%

  A/A           10%

  NR             4%
               ---
               100%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC.
OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

DISTRIBUTION BY MATURITY
(% OF NET ASSETS)

[GRAPHIC OMITTED]

WEIGHTED AVERAGE
MATURITY: 5 YEARS

Under 1 year        34.9%
1-3 years           15.0%
3-5 years           11.2%
5-7 years           11.6%
7-10 years          12.6%
over 10 years       25.8%


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FUND PERFORMANCE March 31, 2001

[GRAPHIC OMITTED]

GROWTH OF $10,000
($ in Thousands)

     Date                     Total               Lehman
     ----                     -----               ------
July 12, 1993                 10,000              10,000
September 30, 1993            10,290              10,333
December 31, 1993             10,466              10,484
March 31, 1994                 9,891               9,928
June 30, 1994                  9,927              10,074
September 30, 1994             9,921              10,144
December 31, 1994              9,634               9,984
March 31, 1995                10,287              10,674
June 30, 1995                 10,604              10,958
September 30, 1995            10,933              11,342
December 31, 1995             11,245              11,698
March 31, 1996                11,153              11,621
June 30, 1996                 11,156              11,658
September 30, 1996            11,359              11,891
December 31, 1996             11,601              12,229
March 31, 1997                11,560              12,227
June 30, 1997                 11,854              12,629
September 30, 1997            12,114              13,021
December 31, 1997             12,350              13,358
March 31, 1998                12,450              13,496
June 30, 1998                 12,584              13,701
September 30, 1998            12,883              14,169
December 31, 1998             12,980              14,262
March 31, 1999                13,033              13,496
June 30, 1999                 12,814              14,014
September 30, 1999            12,847              14,104
December 31, 1999             12,842              14,084
March 31, 2000                13,043              14,411
June 30, 2000                 13,196              14,641
September 30, 2000            13,428              15,005
December 31, 2000             13,803              15,599
March 31, 2001                14,105(2)           15,962


--- Fund            ---  Lehman(3)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------
PERIOD ENDED 3/31/01
--------------------
1 Year                              8.14%(1)
5 Years                             4.81%(1)
Since Inception (7/12/93)           4.56%(1)


---------------
(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.
(2)  Closing value assuming a complete redemption on March 31, 2001.
(3) The Lehman Brothers Municipal Bond Index (10-Year) measures the performance of municipal bonds rated at least Baa+ by Moody's Investors Service, Inc., and with maturities ranging between 8 and 12 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Dean Witter Limited Term Municipal Trust
Portfolio of Investments March 31, 2001


 PRINCIPAL
 AMOUNT IN                                                                                  COUPON      MATURITY
 THOUSANDS                                                                                   RATE         DATE          VALUE
-----------                                                                              ------------ ----------- --------------
            TAX-EXEMPT MUNICIPAL BONDS (76.2%)
            General Obligation (11.6%)
            Connecticut,
 $  1,000     1998 Ser C ............................................................... 5.25 %        10/15/11    $ 1,077,250
    1,000     1998 Ser C ............................................................... 5.25          10/15/12      1,069,870
    1,000   Chicago, Illinois, Emergency Telephone Refg (FGIC) ......................... 5.00          01/01/09      1,047,690
    1,000   New Hampshire, Refg Ser 1998 A ............................................. 5.25          10/01/10      1,075,630
      500   Puerto Rico, Public Improvement Ser 1998 ................................... 5.25          07/01/10        541,870
    1,500   Knox County, Tennessee, Public Improvement Ser 1998 ........................ 5.25          04/01/13      1,557,120
 --------                                                                                                          -----------
    6,000                                                                                                            6,369,430
 --------                                                                                                          -----------
            Educational Facilities Revenue (1.9%)
    1,000   University of Delaware, Ser 1993** ......................................... 4.90          11/01/02      1,023,970
 --------                                                                                                          -----------
            Electric Revenue (11.9%)
    1,000   Salt River Project Agricultural Improvement & Power District, Arizona,
              Refg Ser 1993 B .......................................................... 4.75          01/01/03      1,022,730
    1,505   Wyandotte County/Kansas City, Kansas, Utility Refg Ser 1998 (MBIA) ......... 5.125         09/01/13      1,559,993
    1,000   Long Island Power Authority, New York, Ser 1998 B (MBIA) ................... 5.125         04/01/11      1,057,480
    1,820   San Antonio, Texas, Electric & Gas Refg Ser 1994 ........................... 4.70          02/01/05      1,881,807
    1,000   Seattle, Washington, Municipal Light & Power Refg Ser 2001 ................. 5.625         12/01/14      1,063,950
 --------                                                                                                          -----------
    6,325                                                                                                            6,585,960
 --------                                                                                                          -----------
            Hospital Revenue (1.8%)
    1,000   Maryland Health & Higher Educational Facilities Authority,
 ========     Medlantic/Helix Issue Ser 1998 A (FSA) ................................... 5.25          08/15/12      1,011,250
                                                                                                                   -----------
            Industrial Development/Pollution Control Revenue (5.5%)
    1,000   Massachusetts Industrial Finance Agency, Eastern Edison Co Refg
              Ser 1993** ............................................................... 5.875         08/01/08      1,042,220
    2,000   Greenwood, Wisconsin, Land O'Lakes Inc (AMT) ............................... 5.50          09/01/03      1,985,640
 --------                                                                                                          -----------
    3,000                                                                                                            3,027,860
 --------                                                                                                          -----------
            Mortgage Revenue - Single Family (3.7%)
    2,000   Maryland Department of Housing & Community Development, 1999 Third
 ========     Ser (AMT) ................................................................ 4.40          04/01/07      2,019,120
                                                                                                                   -----------
            Public Facilities Revenue (2.8%)
    1,000   Kentucky Property & Buildings Commission, Project # 69 Ser A (FSA) (WI)..... 5.25          08/01/15      1,041,060
      500   Michigan Building Authority, Refg 1998 Ser 1 ............................... 5.25          10/15/13        523,450
 --------                                                                                                          -----------
    1,500                                                                                                            1,564,510
 --------                                                                                                          -----------
            Resource Recovery Revenue (1.9%)
    1,000   Hempstead Industrial Development Agency, New York, American
 ========     REF-FUEL Co of Hempstead Ser 1997 (MBIA) ................................. 5.00          12/01/09      1,050,600
                                                                                                                   -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Limited Term Municipal Trust
Portfolio of Investments March 31, 2001, continued


 PRINCIPAL
 AMOUNT IN                                                                                    COUPON       MATURITY
 THOUSANDS                                                                                     RATE          DATE           VALUE
-----------                                                                                ------------ ------------- -------------
            Transportation Facilities Revenue (15.5%)
 $  1,000   Delaware River & Bay Authority, Delaware & New Jersey, Ser 1993++ ............    4.50 %        01/01/04    $ 1,024,660
    1,000   Washington Metropolitan Area Transit Authority, District of Columbia,
              Maryland and Virginia, Refg Ser 1993 (FGIC)++ ..............................    4.90          01/01/05      1,040,210
    2,000   Kentucky Turnpike Authority, Economic Development Road Refg
              Ser 2000 (FSA) .............................................................    5.50          07/01/09      2,184,000
    1,000   Missouri Highways & Transportation Commission, Ser A 2000 ....................    5.625         02/01/15      1,082,770
    2,000   New Jersey Transit Corporation, Capital GANs Ser 2000B (Ambac) ...............    5.50          02/01/08      2,175,280
    1,000   Houston, Texas, Airport Sub Lien 1998 Ser B (AMT) (FGIC) .....................    5.25          07/01/12      1,033,730
 --------                                                                                                               -----------
    8,000                                                                                                                 8,540,650
 --------                                                                                                               -----------
            Water & Sewer Revenue (7.6%)
    1,000   Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC) .......................    5.50          11/01/11      1,095,800
    1,000   Honolulu City & County, Hawaii, Wastewater Jr Ser 1998 (FGIC) ................    5.25          07/01/13      1,043,860
    1,000   Pittsburgh Water & Sewer Authority, Pennsylvania, Refg Ser 1993 A (FGIC)          4.60          09/01/03      1,025,750
    1,000   Southeastern Public Service Authority, Virginia, Regional Solid Waste Refg
 --------     Ser 1993 A (MBIA) ..........................................................    4.70          07/01/04      1,036,230
    4,000                                                                                                               -----------
 --------                                                                                                                 4,201,640
            Refunded (12.0%)                                                                                            -----------
    2,000   Tucson, Arizona, Water Ser 1994-A (MBIA) .....................................    6.00          07/01/06+     2,230,080
    2,000   Georgia Municipal Electric Authority, Project #1 Subser A (Ambac) ............    6.25          01/01/04+     2,178,820
    2,000   Ohio Turnpike Commission, Ser A (MBIA) .......................................    5.75          02/15/06+     2,210,920
 --------                                                                                                               -----------
    6,000                                                                                                                 6,619,820
 --------                                                                                                               -----------
   39,825   TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $41,143,394) ....................................................     42,014,810
 --------                                                                                                               -----------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (34.9%)
    2,700   Hapeville Development Authority, Georgia, Hapeville Hotel Ltd Ser 1985
              (Demand 04/02/01) ..........................................................    3.70*         11/01/15      2,700,000
    2,000   Northeast Maryland Waste Disposal Authority, Montgomery County
              Ser 1993 A (AMT)** .........................................................    5.50          07/01/01      2,009,940
      700   Reno, Nevada, St Mary's Regional Medical Center 1998 B (MBIA)
              (Demand 04/02/01) ..........................................................    3.90*         05/15/23        700,000
      600   Cuyahoga County, Ohio, University Hospital of Cleveland Ser 1985
              (Demand 04/02/01) ..........................................................    3.85*         01/01/16        600,000
    2,700   Delaware County Industrial Development Authority, Pennsylvania, United
              Parcel Service of America Inc Ser 1985 (Demand 04/02/01) ...................    3.85*         12/01/15      2,700,000
    2,450   Harris County Health Facilities Development Corporation, Texas, Methodist
              Hospital Ser 1994 (Demand 04/02/01) ........................................    3.90*         12/01/25      2,450,000
    2,700   North Central Texas Health Facilities Development Corporation, Texas,
              Presbyterian Medical Center Ser 1985 D (MBIA) (Demand 04/02/01) ............    3.90*         12/01/15      2,700,000



                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS March 31, 2001, continued


 PRINCIPAL
 AMOUNT IN                                                                           COUPON        MATURITY
 THOUSANDS                                                                            RATE           DATE             VALUE
-----------                                                                       ------------ ---------------- --------------
            Lincoln County, Wyoming,
  $ 1,500     Exxon Corp Ser 1984 C (Demand 04/02/01) ............................  3.85*%         11/01/14        $  1,500,000
    1,200     Exxon Corp Ser 1984 D (Demand 04/02/01) ............................  3.85*          11/01/14           1,200,000
    2,700   Uinta County, Wyoming, Chevron USA Ser 1993 (Demand 04/02/01) ........  3.75*          08/15/20           2,700,000
  -------                                                                                                          ------------
   19,250   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Cost $19,252,512)................................     19,259,940
  -------                                                                                                          ------------
  $59,075   TOTAL INVESTMENTS (Cost $60,395,906) (a)......................................          111.1 %          61,274,750
  =======
            LIABILITIES IN EXCESS OF OTHER ASSETS ........................................          (11.1)           (6,136,648)
                                                                                                                   ------------
            NET ASSETS ...................................................................          100.0 %        $ 55,138,102
                                                                                                    =====          ============

---------------
AMT     Alternative Minimum Tax.
WI      Security purchased on a "when-issued" basis.
 +      Prerefunded to call date shown.
++      Joint exemption in locations shown.
 *      Current coupon of variable rate demand obligation.
** These securities are segregated in connection with the purchase of a "when-issued" security.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $925,906 and the aggregate gross unrealized depreciation is $47,062, resulting in net unrealized appreciation of $878,844.

Bond Insurance:
---------------
Ambac   Ambac Assurance Corporation.
FGIC    Financial Guaranty Insurance Company.
FSA     Financial Security Assurance Inc.
MBIA    Municipal Bond Investors Assurance Corporation.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets

   Arizona .......................    5.9%
   Connecticut ...................    3.9
   Delaware ......................    3.7
   District of Columbia ..........    1.9
   Georgia .......................   10.8
   Hawaii ........................    1.9
   Illinois ......................    1.9
   Kansas ........................    2.8
   Kentucky ......................    5.8
   Maryland ......................   11.0
   Massachusetts .................    1.9%
   Michigan ......................    0.9
   Missouri ......................    2.0
   Nevada ........................    1.3
   New Hampshire .................    2.0
   New Jersey ....................    5.8
   New York ......................    3.8
   Ohio ..........................    5.1
   Pennsylvania ..................    6.8
   Puerto Rico ...................    1.0
   Tennessee .....................    2.8%
   Texas .........................   14.6
   Virginia ......................    3.8
   Washington ....................    1.9
   Wisconsin .....................    3.6
   Wyoming .......................    9.8
   Joint Exemptions* .............   (5.6)
                                     ----

   Total .........................   111.1 %
                                     =======

---------------
* Joint exemptions have been included in each geographic location.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001

ASSETS:
Investments in securities, at value
   (cost $60,395,906)..............................   $61,274,750
Cash ..............................................        91,522
Receivable for:
     Investments sold .............................     5,244,249
     Interest .....................................       628,534
     Shares of beneficial interest sold ...........       432,892
Prepaid expenses ..................................        16,809
                                                      -----------
    TOTAL ASSETS ..................................    67,688,756
                                                      -----------
LIABILITIES:
Payable for:
     Shares of beneficial interest repurchased.....    11,385,857
     Investment purchased .........................     1,045,873
     Investment management fee ....................        23,211
     Dividends to shareholders ....................        13,483
Accrued expenses ..................................        82,230
                                                      -----------
    TOTAL LIABILITIES .............................    12,550,654
                                                      -----------
    NET ASSETS ....................................   $55,138,102
                                                      ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................   $61,859,432
Net unrealized appreciation .......................       878,844
Undistributed net investment income ...............         6,895
Accumulated net realized loss .....................    (7,607,069)
                                                      -----------
    NET ASSETS ....................................   $55,138,102
                                                      ===========
NET ASSET VALUE PER SHARE,
   5,317,427 shares outstanding (unlimited
   shares authorized of $.01 par value)............   $     10.37
                                                      ===========



STATEMENT OF OPERATIONS
For the year ended March 31, 2001

NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $2,235,459
                                                   ----------
EXPENSES
Investment management fee .....................       240,162
Professional fees .............................        55,575
Shareholder reports and notices ...............        40,406
Registration fees .............................        32,698
Transfer agent fees and expenses ..............        26,219
Trustees' fees and expenses ...................        16,385
Custodian fees ................................         3,243
Other .........................................         7,847
                                                   ----------
    TOTAL EXPENSES ............................       422,535
Less: expense offset ..........................        (3,239)
                                                   ----------
    NET EXPENSES ..............................       419,296
                                                   ----------
    NET INVESTMENT INCOME .....................     1,816,163
                                                   ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................       260,864
Net change in unrealized depreciation .........     1,790,307
                                                   ----------
    NET GAIN ..................................     2,051,171
                                                   ----------
NET INCREASE ..................................    $3,867,334
                                                   ==========


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                                   FOR THE YEAR       FOR THE YEAR
                                                                       ENDED             ENDED
                                                                  MARCH 31, 2001     MARCH 31, 2000
                                                                 ----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ........................................     $  1,816,163     $ 1,881,664
Net realized gain ............................................          260,864         181,899
Net change in unrealized appreciation/depreciation ...........        1,790,307      (2,125,031)
                                                                   ------------     -----------
   NET INCREASE (DECREASE) ...................................        3,867,334         (61,468)
Dividends to shareholders from net investment income .........       (1,809,268)     (1,881,664)
Net increase (decrease) from transactions in shares of
  beneficial interest ........................................        8,843,048     (12,467,400)
                                                                   ------------     -----------
   NET INCREASE (DECREASE) ...................................       10,901,114     (14,410,532)
NET ASSETS:
Beginning of period ..........................................       44,236,988      58,647,520
                                                                   ------------     -----------
   END OF PERIOD
   (Including undistributed net investment income of
   $6,895 and $0, respectively)...............................     $ 55,138,102     $44,236,988
                                                                   ============     ===========

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 2001

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Limited Term Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity. The Fund seeks to achieve this objective by investing primarily in intermediate term, investment grade municipal securities. The Fund was organized as a Massachusetts business trust on February 25, 1993 and commenced operations on July 12, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 2001, continued

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the Fund's net assets determined as of the close of each business day.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2001 aggregated $13,740,630 and $10,203,480, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At March 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $200.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,435. At March 31, 2001, the Fund had an accrued pension liability of $38,284 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 2001, continued

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                              FOR THE YEAR                     FOR THE YEAR
                                                 ENDED                            ENDED
                                             MARCH 31, 2001                   MARCH 31, 2000
                                    -------------------------------- --------------------------------
                                         SHARES          AMOUNT            SHARES          AMOUNT
                                    --------------- ----------------  --------------- ----------------
Sold ..............................     4,939,814    $  50,329,237        5,120,592    $  51,143,930
Reinvestment of dividends .........       135,610        1,372,652          141,616        1,419,848
                                        ---------    -------------        ---------    -------------
                                        5,075,424       51,701,889        5,262,208       52,563,778
Repurchased .......................    (4,199,046)     (42,858,841)      (6,492,288)     (65,031,178)
                                       ----------    -------------       ----------    -------------
Net increase (decrease) ...........       876,378    $   8,843,048       (1,230,080)   $ (12,467,400)
                                       ==========    =============       ==========    =============

5. FEDERAL INCOME TAX STATUS

During the year ended March 31, 2001, the Fund utilized approximately $225,000 of its net capital loss carryover. At March 31, 2001, the Fund had a net capital loss carryover of approximately $7,607,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through March 31 of the following years:



       AMOUNT IN THOUSANDS
---------------------------------
    2003         2004       2005
-----------   ---------   -------
$  3,439      $3,941      $227
========      ======      ====

6. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.


7. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At March 31, 2001, the Fund did not hold positions in residual interest bonds.

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                          FOR THE YEAR ENDED MARCH 31,
                                                    -------------------------------------------------------------------------
                                                          2001           2000          1999          1998          1997
                                                    ---------------- ----------- ---------------- ---------- ----------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............    $   9.96        $ 10.34      $  10.26       $  9.91      $   9.95
                                                       --------        -------      --------       -------      --------
Income (loss) from investment operations:
 Net investment income ............................        0.38          0.38           0.39         0.40           0.40
 Net realized and unrealized gain (loss) ..........        0.41         ( 0.38)         0.08         0.35          (0.04)
                                                       --------        -------      --------       -------      --------
Total income from investment operations ...........        0.79          0.00           0.47         0.75           0.36
                                                       --------        -------      --------       -------      --------
Less dividends from net investment income .........      ( 0.38)        ( 0.38)       ( 0.39)       ( 0.40)        (0.40)
                                                       --------        -------      --------       -------      --------
Net asset value, end of period ....................    $  10.37        $  9.96      $  10.34       $ 10.26      $   9.91
                                                       ========        =======      ========       =======      ========
TOTAL RETURN+ .....................................        8.14%          0.08%         4.68%         7.70%         3.65%
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................        0.88%(1)       0.91%         0.86%(1)      0.83%         0.88%(1)
Net investment income .............................        3.78%          3.81%         3.75%         3.92%         3.99%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........    $ 55,138        $44,237      $ 58,648       $57,500      $ 61,098
Portfolio turnover rate ...........................          24%             3%           29%            -             -

-------------
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Limited Term Municipal Trust (the "Fund"), including the portfolio of investments, as of March 31, 2001, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2000 and the financial highlights for each of the respective stated periods ended March 31, 2000 were audited by other independent accountants whose report, dated May 9, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Limited Term Municipal Trust as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
May 9, 2001


                      2001 FEDERAL TAX NOTICE (unaudited)

      For the year ended March 31, 2001, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

James R. Erven
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touch LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY DEAN WITTER
LIMITED TERM MUNICIPAL TRUST




[GRAPHIC OMITTED]


ANNUAL REPORT
MARCH 31, 2001